UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/29/2005

Pegasystems Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-11859

Massachusetts	04-2787865
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

101 Main Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)

617-374-9600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On July 29, 2005, Pegasystems Inc. (the "Registrant") issued a press release announcing its financial results for the second quarter and the first half of 2005. A copy of such press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits

c)        Exhibits

99.1    Press Release, dated July 29, 2005, issued by Pegasystems Inc.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Pegasystems Inc.

Date: July 29, 2005.	By:	/s/ Shawn S. Hoyt
Shawn S. Hoyt
Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release, issued July 29, 2005 by Pegasystems Inc.